                                                                    EXHIBIT 99.1

To:      Directors and Executive Officers of Levitt Corporation

From:    Alan B. Levan, Chairman and Chief Executive Officer

Date:    October 31, 2005

Re:      Notice of Blackout Period

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         Levitt Corporation (the "Company") recently selected ING as the new investment and service provider for the Levitt Corporation Security Plus Plan (the "Plan"), which is the formal name of the Company's 401(k) plan. A conversion period is necessary to transition account and Plan records. As a result, the participants in the Plan will be unable to initiate individual account transactions in the Company's Class A Common Stock during the period commencing on November 16, 2005 and ending on January 6, 2006. This period is referred to as a "blackout period."

         Under the Sarbanes-Oxley Act of 2002 and applicable SEC regulations, during this blackout period, you, as an executive officer or director of the Company, are prohibited from purchasing, selling or otherwise acquiring or transferring any shares of the Company's Class A Common Stock, if you acquire or previously acquired such shares in connection with your service or employment as a director or executive officer.

         On October 14, 2005, the Company notified Plan participants of the blackout period. A copy of that notice is attached. Please review the attached notice for further information regarding the Plan transactions suspended and other matters relating to the blackout period.

         Inquiries with respect to this blackout period should be directed to:

Claudia Haines, General Counsel
Levitt Corporation
2100 West Cypress Creek Road
Fort Lauderdale, Florida 33309
954-940-4971

         THE SEC REGULATIONS REGARDING THE BLACKOUT PERIOD RESTRICTIONS ARE COMPLEX. TO AVOID ANY INADVERTENT VIOLATIONS OF THE BLACKOUT PERIOD RESTRICTIONS, DIRECTORS AND EXECUTIVE OFFICERS ARE REQUIRED TO FOLLOW THE COMPANY'S PRE-CLEARANCE PROCEDURES IN CONNECTION WITH ANY PROPOSED TRANSACTION IN COMPANY SECURITIES. IF YOU HAVE ANY QUESTIONS REGARDING THE COMPANY'S PRE-CLEARANCE PROCEDURES OR YOUR ABILITY TO ENGAGE IN ANY TRANSACTION, PLEASE CONTACT CLAUDIA HAINES.

                         IMPORTANT INFORMATION ABOUT THE
                      LEVITT CORPORATION SECURITY PLUS PLAN

Levitt Corporation recently selected ING as the new investment and service provider for the Levitt Corporation Security Plus Plan, which is the formal name for our 401(k) plan. We have selected an enhanced service model from our new provider, ING, because we feel it will better meet your needs. In order to make this a successful and seamless process, a conversion period is necessary to ensure an accurate and complete transition of your account and Plan records.

This conversion period will consist of several steps to transfer services from one contract to another. ING must re-establish our existing Plan provisions on the record keeping system under the new contract. Then all of the detailed participant records must be transitioned to the re-established Plan. Finally, the accounts of each participant must be moved.

This conversion process will begin November 16, 2005, and end January 6, 2006. During the conversion period your contributions will continue to be deducted from your paycheck. However, in order to establish accurate records and fund balances under the new contract, during this period no other individual account transactions can be processed either under our current contract or the new contract. This is referred to as a "blackout period". Specifically, beginning November 16, 2005, you will not be able to:

-        Request a distribution of Plan assets;

-        Request a loan;

-        Change allocations / Transfer assets from one fund to another;

-        Roll over assets to or from another plan to this Plan;

-        Transfer assets to or from another plan to this Plan; or

-        Access your account for inquiry purposes, either online or via the 800#

During the blackout period you will be unable to direct or diversify the assets held in your Plan account. BECAUSE OF THIS, IT IS VERY IMPORTANT THAT YOU REVIEW AND CONSIDER THE APPROPRIATENESS OF YOUR CURRENT INVESTMENTS BECAUSE YOU WILL NOT BE ABLE TO DIRECT OR DIVERSIFY THOSE INVESTMENTS DURING THE BLACKOUT PERIOD. For your long-term retirement security, you should always give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income and investments. You should also be aware that there is a risk in holding substantial portions of your assets in the securities of any one company, as individual securities tend to have wider price swings, up and down, in short periods of time, than investments in diversified funds. Stocks that have wide price swings might have a large loss during the blackout period, and you will not be able to direct the sale of such stocks from your account during the blackout period.

ALL INVESTMENT FUNDS IN THE PLAN WILL BE AFFECTED BY THIS "BLACKOUT PERIOD" RESTRICTION ON TRANSACTIONS. PLEASE SEE THE NEXT PAGE FOR INFORMATION ON HOW EXISTING FUNDS WILL BE TRANSFERRED TO THE NEW INVESTMENT FUNDS.

Existing funds and your future contribution elections will transfer to comparable funds under the new Plan as shown in the table below. You will not be able to re-allocate your funds during November 16, 2005 to January 6, 2006. Because you cannot change your investments during this period of time, you should make sure the investment options you select before November 16th represent an investment allocation that you are comfortable with during this period.

             EXISTING FUND                                                 NEW ING FUND
--------------------------------------                  ------------------------------------------------
Evergreen Money Market                                                  ING Fixed Account
American Funds US Gov't Sec.                                   ING VP Intermediate Bond Portfolio
American Funds Bond Fund of America                             ING PIMCO Total Return Portfolio
Oakmark Equity and Income                                          The Income Fund of America
American Funds Washington Mutual                         Vanguard Variable Insurance Fund - Diversified
                                                                         Value Portfolio
American Funds Growth Fund of America                              The Growth Fund of America
MFS Mass Investors Growth Stock Fund                               The Growth Fund of America
Alger Mid Cap Growth                                                    Baron Asset Fund
Blackrock Aurora Portfolio                                    ING VP Index Plus SmallCap Portfolio
MFS New Discovery                                       Vanguard Variable Insurance Fund - Small Company
                                                                        Growth Portfolio
American Funds EuroPacific                                           EuroPacific Growth Fund
American Funds New Perspective                                        New Perspective Fund
Levitt Corporation Company Stock                                Levitt Corporation Company Stock

IN ADDITION TO THE "NEW ING FUNDS" SHOWN IN THE TABLE ABOVE, THE OTHER NEW FUNDS THAT WILL BE OFFERED UNDER THE PLAN AFTER THE BLACKOUT PERIOD ARE:

ING Investment Solution Portfolios 2015         ING Investment Solution Portfolios 2025
ING Investment Solution Portfolios 2035         ING Investment Solution Portfolios 2045
ING Solution Income Portfolio 1                 ING Index Plus LargeCap Fund
Fidelity VIP Contrafund Portfolio               ING VP Index Plus MidCap Portfolio
Pioneer Mid Cap Value
VCT Portfolio

This notice affords each participant and beneficiary the opportunity to make investment changes, or process any transactions deemed appropriate by the participant or beneficiary, before November 26, 2005, which is the start of the blackout period. If you have any questions or concerns regarding the blackout period, or this notice, please contact Kathleen Howell at (954) 940-5243.


                                                               OCTOBER 15, 2005



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